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                    SMITH BARNEY/TRAVELERS SERIES FUND INC.
                                 (THE "FUND")

    Supplement dated January 2, 1996 to Prospectus dated September 13, 1995

  On January 1, 1996, G.T. Capital Management, Inc. ("G.T. Capital"), the sub-adviser to the G.T. Global Strategic Income Portfolio (the "Portfolio"), changed its name to LGT Asset Management, Inc. ("LGT Asset Management"). In addition, the name of the Portfolio was modified to GT Global Strategic Income Portfolio. Accordingly, all references to G.T. Capital and the Portfolio contained in the Fund's current prospectus should be read as "LGT Asset Management" and "GT Global Strategic Income Portfolio," respectively.

  In addition, the following discussion supersedes and replaces the description of LGT Asset Management contained in the section of the Fund's prospectus entitled "Management--The Sub-Advisers":

  LGT ASSET MANAGEMENT, INC. LGT Asset Management provides investment management and/or administration services to the GT Global Mutual Funds. LGT Asset Management and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of LGT Asset Management are located at 50 California Street, 27th Floor, San Francisco, California 94111.

  LGT Asset Management and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, comprise Liechtenstein Global Trust, formerly BIL GT Group Limited. On January 1, 1996 Bank in Liechtenstein was renamed LGT Bank in Liechtenstein and BIL GT Group Limited was renamed Liechtenstein Global Trust. Liechtenstein Global Trust is a provider of global asset management and private banking products and services to individual and institutional investors. Liechtenstein Global Trust is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

  As of November 30, 1995, LGT Asset Management and its worldwide asset management affiliates managed or administered approximately $22 billion, of which approximately $20 billion consist of GT Global retail funds worldwide. In the U.S., as of November 30, 1995, LGT Asset Management managed or
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administered approximately $9.6 billion in GT Global Mutual Funds. As of
November 30, 1995, assets under advice by the LGT Bank in Liechtenstein exceeded approximately $23 billion. As of November 30, 1995, assets entrusted to Liechtenstein Global Trust totaled approximately $45 billion.

  In addition to the resources of its San Francisco office, LGT Asset Management uses the expertise, personnel, data and systems of other offices of the Liechtenstein Global Trust, including investment offices in London, Hong Kong, Tokyo, Singapore, Sydney and Frankfurt. In managing the GT Global Mutual Funds, LGT Asset Management employs a team approach, taking advantage of the resources of these various investment offices around the world in seeking to achieve each Fund's investment objective. Many of the investment managers who manage the GT Global Mutual Funds' portfolios are natives of the countries in which they invest, speak local languages and/or live or work in the markets they follow.


IN 0795 1/96